UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D)
                                   of the
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Event: Requiring Report: July 22, 2004




                               Axia Group, Inc.
                         ---------------------------
            (Exact Name of Registrant as Specified on its Charter)


              I-9418                                    87-0509512
       ----------------------                      ---------------------
      (Commission File Number)              (IRS Employer Identification Number)


                                     NEVADA
                         ------------------------------
          (State or Other Jurisdiction of Incorporation or Organization)




                            1324 N. Magnolia Avenue
                           El Cajon, California 92020
                       ----------------------------------
                    (Address of Principal Executive Offices)


                                (619) 444-1919
                               ----------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


On July 21, 2004, Axia Group, Inc. (Axia) signed an agreement with Jody R. Regan and Dawnelle Patrick that provided for the acquisition of a 100% interest in D & R Crane, Inc. (D&R), a California corporation owned by Mr. Regan and Ms. Patrick in which the purchasers received 100,000,000 shares of restricted common stock and 5,000,000 shares of Series B Preferred stock in exchange for the transfer of D & R Crane.

The transfer of these shares decreases the percentage ownership of Axia by Mr. Regan, who is also the president and CEO of Axia, to 52.36% of the issued and outstanding common stock and his holdings include ownership of 100% of the issued and outstanding shares of Series A Preferred stock (1,000 shares with voting rights equal to 10 shares of common stock each) and 50% (2,500,000 shares) of the 5,000,000 shares of Series B preferred stock that are currently outstanding. Ms Patrick, the spouse of Mr. Regan, now holds 43.64% of the common stock issued and outstanding and 50% (2,500,000 shares) of the Series B preferred stock that is currently outstanding. Series B preferred stock has a designation that provides for voting rights equal to 100 shares of common stock for each shares of Series B preferred.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Axia signed on July 21, 2004, an agreement to acquire 100% ownership of D & R., a total of 600 shares of common stock, from Jody R. Regan, president of Axia and his spouse Dawnelle Patrick, president of D & R Crane, in exchange for the issuance of 100,000,000 shares of Axia's restricted common stock and 5,000,000 shares of Axia's Series B Preferred stock. Effective July 22, 2004, D & R became a wholly owned subsidiary of Axia.

As a result of Axia acquiring a 100% interest in D&R, all of the assets of D&R which consist primarily of accounts receivable, fixed assets, contractual rights and obligations, intellectual property and equipment which are used by D & R in its operations will be consolidated with the financial of Axia. D&R will continue to use such assets in the same manner as a wholly owned subsidiary of Axia.

D & R operates from El Cajon, California, a suburb of San Diego. D&R was established in 1991 as an overhead crane and hoist service company. The company subsequently began manufacturing material handling systems. D & R has customers throughout southern California. D & R provides the market with quality overhead material handling solutions, reliable and professional technical support and customer service.

Mr. Regan, president of Axia has been serving as the vice president and general manager of D & R and has over 30 years experience as a field technician, estimator, sales and management. Ms. Patrick is president of D & R and has 23 years of management experience in the material handling business.

ITEM 5.           Other Events and Regulation FD Disclosure

On July 21, 2004 the board of directors of Axia approved a Certificate of Designation to create Series B Convertible Preferred Stock. Ten Million shares of Axia's authorized preferred stock was approved for designation as Series B Convertable Preferred Stock. The stock will have voting rights equal to 100 shares of common stock. The par value of the stock remained at $0.001 and the liquidation value was set at the same $0.001 value. The stated conversion value of the stock was set at 100 shares of common stock. The designation, a copy of which is attached hereto, has been prepared for submission and recording with the Nevada Secretary of State's office. Five Million of these shares are to be issued to Mr. Regan and Ms. Patrick pursuant to the purchase agreement as set forth in Item 2 above.

The information set forth herein is only a summary of the basic terms of the determination document referenced above, which descriptions are qualified in their entirety by the terms of the document itself, which document is attached hereto as an exhibit and thereby incorporated herein by reference.

ITEM 7.           Financial Statements and Exhibits

Financial Statements: Pro forma financial statements or consolidated quarterly statements will be filed by amendment within the time allowed by rule.

The following exhibits are included as part of this report:

EXHIBIT           PAGE
NO.               NO.      DESCRIPTION
---               ---      -----------

10(i)             4        Stock Purchase Agreement dated July 22, 2004

99(i)             7        Certificate of Determination of the Rights and
                           Preferences of Preferred Stock of Axia Group, Inc.,
                           Series B Convertible Preferred Stock, dated July 21,
                           2004


                                SIGNATURES
                                ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July  22, 2004

                                           Axia Group, Inc.



                                           By: /s/ Jody R. Regan
                                           -------------------------------------
                                           Jody R. Regan, President and Director

Exhibit 10(i)

                         STOCK PURCHASE AGREEMENT


                                  BETWEEN


                              D & R CRANE, INC.
                      JODY R. REGAN, DAWNELLE PATRICK

                                    AND

                              AXIA GROUP, INC.

                          STOCK PURCHASE AGREEMENT
                             TABLE OF CONTENTS

Purchase and Sale..............................................................2

Purchase Price.................................................................2

Warranties and Representations of Sellers and DRC..............................2

Warranties and Representations of Axia.........................................4

Term...........................................................................5

Conditions Precedent to Closing................................................5

Termination....................................................................5

Miscellaneous Provisions.......................................................6

Closing........................................................................6

Governing Law..................................................................7

Counterparts...................................................................7

                          STOCK PURCHASE AGREEMENT


       THIS STOCK PURCHASE AGREEMENT ("Agreement") agreement dated July 21, 2004, by, between and among JODY R. REGAN, and Dawnelle Patrick, individuals and residents of the state of California ("Sellers") and D & R Crane, Inc., a California Corporation ("DRC"), and AXIA GROUP, INC., a Nevada corporation ("Axia").

       WHEREAS, Sellers owns 100% of the issued and outstanding common stock of DRC; and

       WHEREAS, Sellers desire to sell and Axia desires to purchase 100% of the issued and outstanding shares of common stock of DRC, relying upon the representation that Sellers hold 100% of the issued and outstanding shares of DRC, in exchange for the transfer of 100,000,000 shares of the common stock of Axia to Sellers and the transfer of 5,000,000 shares of the Series B Preferred stock of Axia to Sellers;

       NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

       I.       Purchase and Sale. Sellers hereby agree to sell, transfer,
                ------------------
                assign and convey to Axia and Axia hereby agrees to purchase and acquire from Sellers, Six Hundred (600) shares of the common voting stock of DRC, a California corporation.

       II.      Purchase Price.  The aggregate purchase price to be paid by Axia
                ---------------
                for the Six Hundred (600) shares of common stock of DRC is One Hundred Million (100,000,000) shares of the common stock of Axia and Five Million (5,000,000) shares of Series B Preferred Stock of Axia, these shares to be equally dividend between the two named Sellers.

       III.     Warranties and Representations of Sellers and DRC.  In order to
                --------------------------------------------------
                induce Axia to enter into the Agreement and to complete the transaction contemplated hereby, Sellers and DRC warrants and represents to Axia that:

                A.    Organization and Standing.  DRC is a corporation duly
                      --------------------------
                      organized, validly existing and in good standing under the laws of the State of its incorporation, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full Power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

                B.    Ownership of the Shares.  As of the Date hereof, Sellers
                      ------------------------
                      are the only owners of the Six Hundred (600) shares, representing 100% of the issued and outstanding shares of DRC being purchased by Axia pursuant to this Agreement, free and clear of all liens, encumbrances and restrictions, other then those imposed due to the fact the shares have not been registered with the Securities and Exchange Commission and carry a Rule 144 legend.

                C.    Taxes.  DRC has filed all federal, state and local income
                      ------
                      or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on DRC or the shares of DRC stock which are the subject of this Agreement.

                D.    Pending Actions.  There are no material legal actions,
                      ----------------
                      lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Sellers or DRC threatened, against or affecting DRC and or the DRC shares of common stock, except as has been disclosed to Axia. DRC is not in violation of any material law, ordinance or regulation of any kind whatever, including, but not limited to the Securities Act of 1933, (the "33 Act"), the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

                E.    Governmental Regulation.  The completion of the
                      ------------------------
                      transactions contemplated by the Agreement will not, in and of themselves, violate any governmental law, rule or regulation which would in any way affect or jeopardize the validity of this Agreement.

                F.    Ownership of  Assets.  Sellers have good, marketable
                      ---------------------
                      title, without any liens or encumbrances of any nature whatever, to the DRC shares which are the subject of this Agreement.

                G.    No Misleading Statements or Omissions.  Neither the
                      --------------------------------------
                      Agreement nor any financial statement, exhibit, schedule or document attached hereto, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

                H.    Validity of the Agreement.  All corporate action and other
                      --------------------------
                      proceedings required to be taken by DRC in order to enter into and to carry out the Agreement have been duly and properly taken. No additional corporate or other action on the part of DRC or Sellers is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by Sellers and DRC, and constitutes the valid and binding obligation of both, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate BCI's Certificate of Incorporation or document of undertaking, oral or written, to which DRC is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by DRC can continue to be so conducted after completion of the transaction contemplated hereby.

               I.     Enforceability of the Agreement.  When duly executed and
                      --------------------------------
                      delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Axia according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Axia will have acquired title in and to the DRC common shares free and clear of all claims, liens and encumbrances.

      IV.      Warranties and Representations of Axia.  In order to induce
               ---------------------------------------
               Sellers to enter into the Agreement and to complete the transaction contemplated hereby, Axia warrants and represents to Sellers that:

               A.     Organization and Standing.  Axia is a corporation duly
                      --------------------------
                      organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

               B.     No Misleading Statements or Omissions.  Neither the
                      --------------------------------------
                      Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Axia in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

               C.     Validity of the Agreement.  All corporate action and
                      --------------------------
                      proceedings required to be taken by Axia in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Axia, and constitutes a valid and binding obligation of Axia. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Axia's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Axia is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

                D.    Enforceability of the Agreement.  When duly executed and
                      --------------------------------
                      delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Sellers according to their terms, and that at the time of such execution and delivery, Sellers will have acquired good, marketable title in and to the Axia shares acquired herein, free and clear of all liens and encumbrances.

                E.    Designation of Series B Preferred Stock.  The designation
                      ----------------------------------------
                      of the Series B Preferred Stock of Axia to be delivered to the Sellers shall be as set forth in Exhibit "B" as attached hereto, such designation shall be filed with the Nevada Secretary of State and shall set forth and determine the rights of all holders of such shares.

       V.       Term.    All representations, warranties, covenants and
                -----
                agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

       VI.      Conditions Precedent to Closing.
                --------------------------------

                A. The obligations of Sellers under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                         1. That Axia and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                         2. That Axia and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

                B. The obligations of Axia under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

                         1. That Sellers' and DRC's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

                         2. That Sellers shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing.

        VII.     Termination.  The Agreement may be terminated at any time
                 ------------
                 before or; at Closing, by:

                  A.       The mutual agreement of the parties;

                  B.       Any party if:

                           1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.
                           2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

         Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

       VIII.    Miscellaneous Provisions.  This Agreement is the entire
                -------------------------
                agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or Power at any other time or times.

       IX.      Closing.  The Closing of the transactions contemplated by the
                --------
                Agreement ("Closing") shall take place at 1:00 P.M. on July
                , 2004. The Closing shall occur at such place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

       X.       Notice.  Notice to a party herein or other communication
                -------
                required or permitted by this Agreement must be in writing and will be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

                                          Jody R. Regan & Dawnelle Patrick,
                                          942 Harry Street
                                          El Cajon, California 92020
                                          Telephone: (619) 444-3159
                                          Telefax: (619)444-1938

                                          D & R Crane, Inc.
                                          1324 N. Magnolia Avenue
                                          El Cajon, California 92020
                                          Telephone: (619) 444-1919

                                          Axia Group, Inc.
                                          1324 N. Magnolia Avenue
                                          El Cajon, California 92020
                                          Telephone (619) 444-1919

         XI.      Governing Law.  The Agreement shall be governed by and
                  --------------
                  construed in accordance with the internal laws of the State of California.

         XII.     Counterparts.  The Agreement may be executed in duplicate
                  -------------
                  facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

                  IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


                                    /s/Jody R. Regan, Individually


                                    /s/Dawnelle Patrick, Individually

                                    D & R Crane, Inc.

                                    By:    /s/ Dawnell Patrick
                                    --------------------------
                                    Dawnelle Patrick
                                    Its President

                                    Axia Group, Inc.

                                    By:    /s/ Jody R. Regan
                                    --------------------------
                                    Jody R. Regan
                                    Its President

 Exhibit 99(ii)
                         CERTIFICATE OF DETERMINATION
               OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK
                               OF AXIA GROUP INC.


       WHEREAS, the Articles of Incorporation of AXIA GROUP INC., a corporation organized and existing under the laws of Nevada (the "Company"), as amended, provide that the Company has authorized Twenty Million (20,000,000) shares of par value $0.001 preferred stock ("Preferred Stock") and, further, that the designation, powers, preferences and relative participating, option or other special rights and qualification, limitations or restrictions of the shares of such Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, designation, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as expressed herein or in a resolution or resolutions, providing for the issuance of such series, adopted by the directors; and

       WHEREAS, THE COMPANY DOES HEREBY CERTIFY that pursuant to the authority contained in its Articles of Incorporation, and in accordance with the provisions of applicable law of Nevada, the Company's directors have duly adopted the following resolutions determining the Designations, Rights and Preferences of a special class of its authorized Preferred Stock, herein designated as Series B Convertible participating Preferred Stock.

       "RESOLVED, that pursuant to the authority vested in the directors of this Company by its Articles of Incorporation, a special class of preferred stock of the Company be and is hereby created out of the 50,000,000 shares of Preferred Stock available for issuance, such series to be designated as Series B Convertible Preferred Stock (the "Series B Preferred"), consisting of Ten Million (10,000,000) shares, of which the preferences and relative rights and qualifications, limitations or restrictions thereof (in addition to those set forth in the Company's Articles of Incorporation), shall be as follows:

       1.       DEFINITIONS

                Common Stock.  The term "Common Stock" shall mean all shares now
                -------------
                or hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of Preferred Stock) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

                Issue Date.  The term "Issue Date" shall mean the date that
                -----------
                shares of Series B Preferred are first issued by the Company.

                Junior Stock.  The term "Junior Stock" shall mean, for purposes
                -------------
                of these resolutions, any class or series of stock of the Company authorized after the Issue Date not entitled to receive any dividends in any dividend period unless any dividends required to have been paid or declared and set apart for payment on the Series A and Series B Preferred shall have been so paid or declared and set apart for payment and, for purposes of these resolutions, shall mean Common Stock and any other class or series of stock of the Company authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series A Preferred shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                Parity Stock.  The term "Parity Stock" shall mean, for purposes
                -------------
                of these resolutions the Common Stock and any other class or series of stock of the Company authorized after the Issue Date entitled to receive payment of dividends subject only to those preferential rights of dividends granted to the Series A Preferred and Series B Preferred shares and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company subject to only those preferential rights and preference granted to the Series A and Series B Preferred.

                Senior Stock.  The term "Senior Stock" shall mean, for purposes
                -------------
                of these resolutions, any class or series of stock of the Company authorized before the Issue Date of the Series B Preferred except for those preferential rights as granted herein but the right to receive dividends providing all dividends granted to the Series B Preferred shall have been paid or set aside to be paid, and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date ranking equal to the Series B Preferred and the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company except for those preferential rights granted to the Series B Preferred herein.

       2.       Rights, Powers and Preferences

                The Series B Preferred shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

                A.       Designation and Amount.  All of the present authorized
                         -----------------------
                         Ten Million (10,000,000) shares of par value $0.001 preferred stock shall be designated as shares of "Series B Convertible Preferred Stock" and par value set at $0.001 per share.

                B.       Rank.  The Series B Preferred shall be senior to the
                         -----
                         Common Stock and any subsequently authorized series or class of the Company's Preferred Stock.

                C.       Liquidation Rights.
                         -------------------

                         (i) In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series B Preferred then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to $0.001) per share. Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series A and B Preferred and then to the holders of other outstanding shares of capital stock of the Company. If upon any liquidation, dissolution, or winding up of the

                                  Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Series B Preferred.

                         (ii) None of the following events shall be treated as or deemed to be a liquidation hereunder:

                                  (a)     A merger, consolidation or
                                          reorganization of the Company;

                                  (b)     A sale or other transfer of all or
                                          substantially all of the Company's
                                          assets;

                                  (c) A sale of 50% or more of the Company's capital stock then issued and outstanding;

                                  (d)     A purchase or redemption by the
                                          Company of stock of any class;  or

                                  (e) Payment of a dividend or distribution from funds legally available therefor.

                D.       Voting Rights.  In all matters the Series B Preferred
                         --------------
                         shall have the same voting rights as the Common Stock on a one hundred-for-one basis and any proposal upon which a vote of shareholders is taken must receive a majority of the votes from both the Series A Preferred shares, the Series B Preferred shares and the Common Stock to be approved. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series B Preferred shall not be subject to adjustment unless such stock split shall be applied to the Series B Preferred.

       3.      Dividends

               The holders of the Series B Preferred shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company. "Market Value", for the purposes of this Certificate of Determination shall mean the average of the bid and ask prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors.

               Without prior written consent of the majority of the holders of Series B Preferred, so long as any shares of Series B Preferred shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51% of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series B Preferred shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart.

       4.       Conversion

                The Series B Preferred shall have the following conversion rights (the "Conversion Rights"):

                A.       Holder's Optional Right to Convert.  Each share of
                         -----------------------------------
                         Series B Preferred shall be convertible, at the option of the holder(s), on the Conversion Basis in effect at the time of conversion. Such right to convert shall commence as of the Issue Date and shall continue thereafter for a period of ten years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder(s) of the Series B Preferred elect to convert such shares into Common Stock, the holder(s) shall have sixty (60) days from the date of such notice in which to tender their shares of Series B Preferred to the Company.

                B.       Conversion Basis.  Each share of Series B Preferred
                         -----------------
                         shall be convertible into 100 shares of the Company's Common Stock.

                C.       Mechanics of Conversion.  Before any holder of Series B
                         ------------------------
                         Preferred shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Series B Preferred being converted; and (ii) surrender the certificate or certificates therefor, duly endorsed. Thereupon the Company shall promptly issue and deliver to such holder of Series B Preferred a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Series B Preferred.

                D.       Adjustments to the Conversion Basis.
                         ------------------------------------

                         (i)      Stock Splits and Combinations.  At any time
                                  ------------------------------
                                  after the Company first issues the Series B
                                  Preferred and while any of the shares of Series B Preferred remain outstanding, if the Company shall effect a subdivision or combination of the Common Stock subject to the Protective Provisions (as defined below), the Conversion Basis then in effect immediately before that subdivision or combination shall be proportionately adjusted. Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

                         (ii)     Reclassification, Exchange or Substitution.
                                  -------------------------------------------
                                  At any time after the Company first issues the Series B Preferred and while any of the

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                                  shares of Series B Preferred remain
                                  outstanding, if the Common Stock issuable upon the conversion of the Series B Preferred shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Series B Preferred shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein.

                         (iii)    Reorganization, Mergers, Consolidations or
                                  ------------------------------------------
                                  Sales of Assets.  At any time after the
                                  ----------------
                                  Company first issues the Series B Preferred and while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series B Preferred thereafter shall be entitled to receive upon conversion of the Series B Preferred, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Series B Preferred deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale.

                E.       Notices of Record Date.  In the event of any
                         -----------------------
                         reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Series B Preferred at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up.

                F.       Fractional Shares.  No fractional shares of Common
                         ------------------
                         Stock shall be issued upon conversion of the Series B Preferred. In lieu of any fractional shares to

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                         which the holder would otherwise be entitled, the
                         Company shall issue a full share of the Company's common stock.

                G.       Reservation of Stock Issuable Upon Conversion.  At such
                         ----------------------------------------------
                         time as the Company increases its authorized capital resulting in a sufficient number of shares of Common Stock becoming available for the conversion of the Series B Preferred, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred.

       5.       Protective Provisions

                Notwithstanding anything contained herein to the contrary, including but not limited to paragraph 4.D above, so long as any of the Series B Preferred shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of shares of Series B Preferred outstanding:

                A. Alter or change the rights, preferences or privileges of the Series B Preferred by way of reverse stock split, reclassification, merger consolidation or otherwise, so as to adversely affect in any manner the voting rights including number of votes presently allowed or the conversion basis by which the shares of Series B Preferred are presently converted into shares of Common Stock.

                B.       Increase the authorized number of Series B Preferred.

                C. Create any new class of shares having preferences over or being on a parity with the Series B Preferred as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series B Preferred then outstanding.

                D.       Repurchase any of the Company's Common Stock.

                E. Merge or consolidate with any other Company, except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval.

                F. Sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Company.

                G. Incur, assume or guarantee any indebtedness (other than such as may be represented by the obligation to pay rent under leases) maturing more than 18 months after the date on which it is incurred, assumed or guaranteed by the Company, except purchase money obligations, obligations assumed as part of the price of property purchased, or the extension, renewal or refunding of any thereof.

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       6.       Reissuance

                No share or shares of Series B Preferred acquired by the Company by reason of conversion or otherwise shall be reissued as Series B Preferred, and all such shares thereafter shall be returned to the status of undesignated and unissued shares of Preferred Stock of the Company.

       7.       Headings or Subdivisions

                The heading of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

       8.       Severability of Provisions

                If any right, preference or limitation of the Series B Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

       9.       Status of Reacquired Stock

                Shares of Series B Preferred which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of Nevada law, have the status of authorized and unissued shares of Preferred Stock and may be redesignated and reissued in any series or class."


         IN WITNESS WHEREOF, the undersigned sole Director, president and secretary of AXIA GROUP INC., a Nevada corporation, did hereby execute this Certificate effective the 22nd day of July, 2004.



                                  /s/ Jody R. Regan
                                  ----------------------------------------------
                                  Jody R. Regan, Director, President & Secretary




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